SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 3, 2004

Corrpro Companies, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-12282	34-1422570

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1090 Enterprise Drive, Medina, Ohio	44256

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(330) 723-5082

Item 5. Other Events and Required FD Disclosure.

     On May 3, 2004, Corrpro Companies, Inc. issued a press release announcing that Joseph P. Lahey has been named President and CEO. Mr. Lahey has also been elected to serve on Corrpro’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits:

99.1	Press Release issued by Corrpro Companies, Inc., dated May 3, 2004, announcing that Joseph P. Lahey has been named President and CEO.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORRPRO COMPANIES, INC.
Date: June 22, 2004	By: /s/ Robert M. Mayer Robert M. Mayer Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press Release issued by Corrpro Companies, Inc., dated May 3, 2004, announcing that Joseph P. Lahey has been named President and CEO.